UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 22, 2006


                           Family Dollar Stores, Inc.
               (Exact name of registrant as specified in charter)




         Delaware                       1-6807                   56-0942963

(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)




P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina                                         28201-1017

(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (704) 847-6961



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

     On June 22, 2006, the Company issued a news release (the "News Release") which reported earnings for the Company's third fiscal quarter ended May 27, 2006, and other matters relating to the Company's plans, operations and financial condition.

     A copy of the News Release is attached hereto as Exhibit 99 and is incorporated herein by reference. It includes certain financial information, including net income, diluted earnings per share (historical and projected), and operating profit margin, not derived in accordance with GAAP. Specifically, a litigation charge associated with an adverse jury verdict rendered in the second quarter of fiscal 2006 is excluded from the non-GAAP financial measures. The Company believes that the information provided in the News Release is useful to investors as it indicates more clearly the Company's comparative year-to-year operating results by excluding non-operational activities that may not necessarily be relevant to understand the Company's current or future performance. In addition, this non-GAAP financial information is among the primary indicators that management uses to evaluate the Company's performance, allocate resources, set certain incentive compensation targets and forecast future periods.

     This information is intended to enhance an investor's overall understanding of the Company's past financial performance and prospects for the future and should be considered in addition to, not as a substitute for measures of the Company's financial performance prepared in accordance with GAAP. A reconciliation of these non-GAAP financial measures to GAAP is provided in the table entitled "Reconciliation of NON-GAAP Disclosures" attached to the News Release.

     The News Release is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor subject to the liabilities of such section.



Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits
     --------

Exhibit No.                             Document Description
-----------       --------------------------------------------------------------

   99             News Release dated June 22, 2006














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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FAMILY DOLLAR STORES, INC.
                                    --------------------------------------------
                                                    (Registrant)



Date: June 22, 2006                 By: /s/ Janet G. Kelley
                                        ----------------------------------------
                                           Janet G. Kelley
                                           Senior Vice President-General Counsel












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

Exhibit Index


Exhibit No.                             Document Description
-----------       --------------------------------------------------------------

   99             News Release dated June 22, 2006

























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